Table of Contents

SUPPLEMENTAL AGREEMENT NO. 16

to

Purchase Agreement No. 2910

between

THE BOEING COMPANY

and

GAC INC.

Relating to Boeing Model 737-8EH Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the _________
day of ____________________ 2009, by and between THE BOEING COMPANY, a
Delaware corporation with its principal offices in the City of Seattle, State of
Washington, USA (Boeing), and GAC INC. (BUYER), a company organized under the laws of the Cayman Islands (Buyer);

W I T N E S S E T H:

WHEREAS, Boeing and Buyer entered into Purchase Agreement No. 2910,
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], as amended and supplemented (the Agreement) relating to the purchase and sale of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Boeing Model 737-8EH aircraft; and

WHEREAS, Buyer and Boeing now wish to amend certain terms and conditions associated with the Agreement, and

WHEREAS, Boeing and Buyer have agreed to amend the Agreement in order to incorporate the movement of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft from an existing firm contracted delivery position in the year [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to now be a firmly contracted aircraft in the year [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and.

WHEREAS, Boeing and Buyer have also agreed to
amend the Agreement to incorporate certain other changes as may be described herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

1. Table of Contents.

   Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect the incorporation of this Supplemental Agreement No. 16 (SA-16) into the Purchase Agreement.

2. Tables.

   2.1    Remove and replace Table 2, Aircraft Delivery, Description, Price and Advance Payments, with the new Table 2 (attached hereto) in order to reflect the deletion of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] initially contracted [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft (IAM labor strike delayed to[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

   2.2     Remove and replace Table 8, Aircraft Delivery, Description, Price and Advance Payments, with the new Table 8 (attached hereto) in order to reflect the addition of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft.

   3.     Exhibits.

   Remove and replace page 16, page 37, and page 38 of Supplemental Exhibit BFE1, Buyer Furnished Equipment Variables, with the new page 16, page 37, and page 38 of the Supplemental Exhibit BFE1 (attached hereto) in order to incorporate the re-scheduling of the on-dock BFE requirement dates applicable to the re-schedule of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to now deliver in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

   4. Letter Agreements.

   4.1    Remove and replace page 1 through page 3 of the Letter Agreement No.6-1162-DME-1104, Banded Fixed Escalation Program, with new pages 1 through 3, and add the new Attachment C (attached hereto) in order to include the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] base year escalation factors applicable to the Table 8 through Table 11 aircraft.

   4.2    Remove and replace page 2 of the Letter Agreement No.6-1162-DME-1107, Promotional Support Agreement - Varig, with a new page 2, so as to extend the Performance Period to now be[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

   4.3    Include and incorporate into the Purchase Agreement, by reference, the letter agreement no. 6-1162-DME-1185, Delayed Delivery of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], which was earlier agreed by the Parties on [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. Confidential Treatment.

Customer and Boeing each understands that certain commercial and financial information contained in this Business Offer are considered by both Customer and Boeing as confidential. Customer and Boeing agree that each will treat this Business Offer and the information contained herein as confidential and, except as otherwise

2

required by law, will not, without the prior written consent of the other party, disclose this Business Offer or any information contained herein to any other person or entity.

________________________________________

The Purchase Agreement, Exhibits and Letter Agreements shall be deemed amended to the extent herein provided and as so amended shall continue in full force and effect. In the event of any inconsistency between the above provisions and those provisions contained in the Purchase Agreement, the terms of this Supplemental Agreement will govern and control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY

By:___________________________________
Its:__________Attorney-In-Fact_________________________

GAC INC.

By:___________________________________
Its:___________________________________

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TABLE OF CONTENTS
SUPPLEMENTAL
AGREEMENT
NUMBER
ARTICLES

	1.	Quantity, Model and Description

	2.	Delivery Schedule

	3.	Price

	4.	Payment

	5.	Miscellaneous

TABLE

	1.	Aircraft Information Table 1 (Block 1 aircraft)	SA-13
	2.	Aircraft Information Table 2 (Block 2 aircraft)	SA-16
	3.	Aircraft Information Table 3 (Block 3 aircraft)	SA-11
	4.	Aircraft Information Table 4 (Block 4 aircraft)	SA-15
	5.	Aircraft Information Table 5 (Block 5 aircraft)	SA-15
	6.	Aircraft Information Table 6 (Block 6 aircraft)	SA-13
	7.	Aircraft Information Table 7 (Block 7 aircraft)	SA-14
	8.	Aircraft Information Table 8 (Block 8 aircraft)	SA-16
	9.	Aircraft Information Table 9 (Block 9 aircraft)	SA-15
	10.	Aircraft Information Table 10 (Block 10 aircraft)	SA-15
	11.	Aircraft Information Table 11 (Block 11 aircraft)	SA-15

EXHIBIT

A.	A1.	Aircraft Configuration Table 1-4 (737-800)	SA-5
	A2.	Aircraft Configuration (737-800 w/ O/H stowage)	SA-10
	A3.	Aircraft Configuration – Table 7 (737-700)	SA-14
	A4.	Aircraft Configuration – Table 5-6 (737-800)	SA-15
	A5.	Aircraft Configuration – Table 8-11 (737-800)	SA-15

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

	AE1.	Escalation Adjustment/Airframe and Optional Features	SA-5
	BFE1.	BFE Variables	SA-16
	CS1.	Customer Support Variables
	EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
	SLP1.	Service Life Policy Components

SUPPLEMENTAL
LETTER AGREEMENTS	AGREEMENT
NUMBER

2910-01	Customer Software
2910-02	Spares – Flight Crew Training Spare Parts Support
2910-03	Spares – Initial Provisioning
6-1162-DME-0706R4	Purchase Rights	SA-15
6-1162-DME-0707R1	Advance Payment Matters	SA-15
6-1162-DME-0708	Technical Matters
6-1162-DME-0710	Performance Guarantees (YK721-YK769)	SA-10
6-1162-DME-0711	Promotional Support
6-1162-DME-0712	Special Matters (canceled & superseded)	SA-5
6-1162-DME-0713	Tailored Weight Program
6-1162-DME-0714	Demonstration Flight Waiver
6-1162-DME-0824R2	Special Matters - Table 1-7 Aircraft	SA-15
6-1162-DME-0825	Market Risk - Escalation	SA-15
6-1162-DME-0841	Certain 2006 Aircraft Deliveries –
	Advance Payment Matters	SA-7
6-1162-DME-0867	Short-Term Payment Deferral - Signing of SA-7	SA-7
6-1162- DME-1104	Banded Fixed Escalation Program	SA-16
6-1162- DME-1106R1	Aircraft Model Substitution	SA-15
6-1162- DME-1107	Promotional Support Agreement - Varig	SA-16
6-1162-DME-1111R1	SA-13 - Delayed Advance Payment
	Due Upon Execution	SA-14
6-1162- DME-1152	Aircraft Performance Guarantees – Model 737-700	SA-15
(YN261 and follow-on model 737-700 aircraft)
6-1162- DME-1153	Aircraft Performance Guarantees – Model 737-800	SA-15
(YK770 and follow-on model 737-800 aircraft)
6-1162- DME-1162	Special Matters – Table 8-11 Aircraft	SA-15
6-1162- DME-1164	Collateralization – Leased Aircraft –	SA-15
Boeing Capital Corporation
6-1162- DME-1185	Delayed Delivery of 2010 Aircraft to 2016	SA-16

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1	16	July	2004
SA-2	20	January	2005
SA-3	07	March	2005
SA-4	24	March	2005
SA-5	25	July	2005
SA-6	26	August	2005
SA-7	18	November	2005
SA-8	17	February	2006
SA-9	13	March	2006
SA-10	19	October	2006
SA-11	24	October	2006
SA-12	28	February	2007
SA-13	17	December	2007
SA-14	29	September	2008
SA-15	30	April	2009
SA-16	__		2009

5

   1.3    “Commitment Limit” shall have the meaning set forth in Article 2, below.

   1.4    “Performance Period” shall mean the period beginning [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] year before delivery of the first Covered Aircraft, and ending [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

   1.5 “Qualifying Third Party Fees” shall mean fees paid by Customer during the Performance Period to third party providers for Promotional Support provided to Customer during the Performance Period.

2.   Commitment.

As more particularly set forth in this Letter Agreement Boeing agrees to provide Promotional Support to Customer’s Varig subsidiary in a value not to exceed [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the first Covered Aircraft delivered to Customer and not to exceed [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Covered Aircraft for each Covered Aircraft delivered to Customer thereafter (Commitment Limit).

3.   Methods of Performance.

Subject to the Commitment Limit, Customer may elect to receive the Promotional Support in either or any combination of the following ways:

   3.1    At Customer’s request and with respect to a mutually agreed project Boeing will provide Promotional Support during the Performance Period directly to Customer in value equivalent to Qualifying Third Party Fees.

   3.2    Boeing will reimburse [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of Customer’s payments of Qualifying Third Party Fees provided that Customer provides Boeing copies of paid invoices for such Qualifying Third Party Fees no later than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months after the delivery of the first Covered Aircraft. There will be no cash payments or other support in lieu thereof.

4.    Commencement Date.

Boeing's obligation to provide Promotional Support will commence with the execution of Supplemental Agreement No. SA-13 becomes firm (not subject to cancellation by either party).

5.    Project Approval.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement.

Supplemental Agreement No. SA-16
Table 2 to Purchase Agreement No. 2910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Detail Specification:	D019A001-G
Engine Model/Thrust:	CFM56-7B27/B1		Airframe Price Base Year/Escalation Formula:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	ECI-MFG/CPI
Airframe Price:			Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:

Sub-Total of Airframe and Features:			Airframe Escalation Data:

Engine Price (Per Aircraft):			Base Year Index (ECI):	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft Basic Price (Excluding BFE/SPE):			Base Year Index (CPI):

Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

Refundable Deposit/Aircraft at Proposal Accept:

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				At Signing [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Mos.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Mos.	Total [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

BOEING PROPRIETARY

Supplemental Agreement No. SA-16
Table 8 to Purchasse Agreement No. 2910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Detail Specification:	D019A001-G [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Engine Model/Thrust:	CFM56-7B27/B1		Airframe Price Base Year/Escalation Formula:		ECI-MFG/CPI
Airframe Price:			Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:

Sub-Total of Airframe and Features:			Airframe Escalation Data:

Engine Price (Per Aircraft):			Base Year Index (ECI):	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft Basic Price (Excluding BFE/SPE):			Base Year Index (CPI):

Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

Refundable Deposit/Aircraft at Proposal Accept:

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				At Signing [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Mos	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Mos.	Total [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

PLEASE NOTE: The preliminary on-dock dates beyond the production order base have been manually calculated using current production scheduling philosophy and flows. Those aircraft beyond [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] can not be calculated at this time. On-dock dates can be provided when we get closer to airplane implementation.

3. Additional Delivery Requirements

Customer will insure that Customer’s BFE suppliers provide sufficient information to enable Boeing, when acting as Importer of Record for Customer’s BFE, to comply with all applicable provisions of the U.S. Customs Service.

GAC, Inc..

Praça Comandante Linneu Gomes s/n
Portaria 3,
Prédio 7 Jardim Aeroporto
04626-020 São Paulo – SP Brazil

Subject:   Banded Fixed Escalation Program

Reference:   Purchase Agreement No2910 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-800 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. Definitions.

“Escalation Notice” means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.

“Program Aircraft” means each Aircraft specified in Article 2 of this Letter Agreement.

2. Applicability.

   Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the model 737-800 Aircraft in Table 5, Table 6, Table 8, Table 9, Table 10, and Table 11 of the Purchase Agreement are Program Aircraft under the terms of this Letter Agreement. Should Customer exercise its right of substitution such that a Program Aircraft shall become a model 737-700 aircraft, such model 737-700 aircraft will become Program Aircraft under the terms of this Letter Agreement.

3. Escalation Forecast.

Boeing will release an escalation forecast in February and August of each year based on Boeing’s then current standard CPI escalation formula. Only one escalation forecast shall be used to conduct the escalation analysis performed in accordance with Article 4.1, below, for a given Program Aircraft. The escalation forecast applicable to a given Program Aircraft is set forth in Attachment A.

4. Greater than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Cumulative Annual Escalation.

   4.1   If the escalation forecast, as set forth in Article 3, above, projects a cumulative annual escalation factor that exceeds the cumulative annual [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] escalation factor, as set forth in Attachment B for Table 5 and Table 6 aircraft or Attachment C for Table 8 through Table 11 aircraft, for the scheduled delivery month of any Program Aircraft that is scheduled to deliver within the time period applicable to such escalation forecast, as set forth in Attachment A, then Boeing shall issue an Escalation Notice to the Customer by the date set forth in Attachment A. Such Escalation Notice shall, in Boeing's sole discretion, either:

   4.1.1   limit the rate of escalation applicable to the Airframe Price and Optional Features Prices for such affected Program Aircraft to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] cumulative annual escalation as set forth in the Attachment B or C as applicable; or

   4.1.2   provide Customer with the option of either: (i) paying the escalation rate specified by Boeing in its Escalation Notice; or (ii) terminating the Purchase Agreement with respect to the particular Program Aircraft.

4.2 Customer shall notify Boeing in writing of its election to exercise the option contained in Article 4.1.2(i) or 4.1.2(ii) above within seven days of its receipt of the Escalation Notice from Boeing. In the event Customer exercises its option in accordance with Article 4.1.2(ii) above, then: (i) Boeing will return to Customer, without interest, an amount equal to all advance payments paid by Customer for the terminated Program Aircraft , and (ii) Customer shall be liable for any and all termination costs levied by the engine manufacturer for such termination.

4.3 Within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of Boeing’s receipt of Customer’s termination notice for any such terminated Program Aircraft, Boeing may elect by written notice to Customer to purchase from Customer any BFE related to such terminated Program Aircraft at the invoice prices paid, or contracted to be paid, by Customer.

4.4 Should Customer fail to issue any notice to Boeing in accordance with Article 4.2 above, then the Escalation Adjustment for the Airframe Price and Optional Features Prices for such Program Aircraft shall be calculated in accordance with Supplemental Exhibit AE1.

5. Equal to or Less than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Cumulative Annual Escalation.

If the escalation forecast, as set forth in Article 3, above, projects a cumulative annual escalation factor that is equal to or less than the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] cumulative annual escalation factor, as set forth in Attachment B or C as applicable, for the scheduled delivery month of any Program Aircraft that is scheduled to deliver within the time period applicable to such escalation forecast, as set forth in Attachment A, then such cumulative annual escalation applicable to such Program Aircraft shall be calculated as follows:

   5.1   If the cumulative annual escalation factor, as determined in accordance with Supplemental Exhibit AE1 at time of delivery of a Program Aircraft, produces an escalation rate of less than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] cumulative annual escalation as set forth in Attachment B or C as applicable for such Program Aircraft, then the escalation rate so produced shall apply to the Airframe Price and the Optional Features Prices for such Program Aircraft.

   5.2   If the cumulative annual escalation factor, as determined in accordance with Supplemental Exhibit AE1 at time of delivery of a Program Aircraft, produces an escalation rate equal to or exceeding the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] cumulative annual escalation factor as set forth in Attachment B or C as applicable for such Program Aircraft, then the escalation rate applicable to the Airframe Price and Optional Features Prices for such Program Aircraft shall be the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] cumulative annual escalation as set forth in Attachment B or C as applicable.

6. Applicability to Other Financial Consideration.

The escalation adjustment for any other sum, identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, and which pertains to the Program Aircraft shall be calculated using the escalation methodology established in this Letter Agreement for such Program Aircraft notwithstanding any other provisions of the Purchase Agreement to the contrary.

[CONFIDENTIAL PORTION
 OMITTED AND FILED SEPARATELY
WITH THE COMMISSION
PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT] Base
Year Escalation
Factors

Delivery Date	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Escalation Factor	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Escalation Factor	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Escalation Factor

Delivery Date	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Escalation Factor	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Escalation Factor	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Escalation Factor

Delivery Date	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Escalation Factor	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Escalation Factor	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Escalation Factor

Delivery Date	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Escalation Factor	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Escalation Factor	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Escalation Factor

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1 162-DME-1185

GAC, Inc.
Praça Comandante Linneu Gomes s/n
Portaria 3
Prédio 7 Jardim Aeroporto
04626-020 São Paulo - SP Brazil

Subject: Delayed Delivery of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference: Purchase Agreement No. 2910 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8EH aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement and reflects the mutual agreement of the parties concerning certain business requirements and considerations pertaining to the subject Aircraft (Slide Aircraft). All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. Overview

Customer has requested Boeing to change the delivery positions of as many as [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft currently contracted in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] through [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to now become delivery positions in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Boeing's agreement to slide up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft to new [CONFIDENTIAL PORTION

OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] delivery positions is strictly contingent upon the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] contracting for the firm purchase of these same vacated [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Customer Aircraft delivery positions.

2. Subject Aircraft

Current Table (Block)	Serial Number	Post Strike	Slide Request
Number		Delivery Month	Delivery Month
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Customer wishes Boeing to slide the above listed [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft to the above described [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL

TREATMENT] delivery positions. Customer agrees that Boeing will slide [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or less Aircraft, dependent upon the number of aircraft in the firm [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] purchase. Boeing will, in its sole discretion, review and approve the specific current delivery positions in relation to the new delivery positions.

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GAC Inc.

3. Conditions

a. Customer agrees that the Slide Aircraft, as selected by Boeing, will be repriced to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] base-year dollars.

b. Boeing agrees to wave all slide fees.

c. Boeing approval to grant Customer the requested aircraft delivery position changes is strictly contingent upon [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] making firm purchase of aircraft in those exact same delivery positions on or before [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

d. Should Boeing and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] fail to reach an agreement by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], Customer's request will not be permitted and Customer will fulfill its current Purchase Agreement responsibilities concerning the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft.

e. With a firm purchase by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of as many as [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the subject Aircraft, Boeing and Customer will then amend and modify the Purchase Agreement to move as many as [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Slide Aircraft to delivery positions in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

f. Any redistribution of Customers advance payments currently held by Boeing on the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft will not occur until after satisfying the requirements of the referenced new Supplemental Agreement.

4. Business Considerations

a. Customer's aircraft moved from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be included within the terms and conditions of Letter Agreement No. 6-1 162-DME-1162, Special Matters -Table 8-1 1 Aircraft.

b. Customer's aircraft moved from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be included within the terms and conditions of Letter Agreement No. 6-1 162-DME-1104,Banded Fixed Escalation Program.

c. Customer acknowledges and agrees that any aircraft delivery positions that are moved from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will require that additional funds be provided to Boeing in order to meet the advance payment requirement of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] due upon signing.

d. Customer's aircraft moved from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be included within the terms and conditions of Letter Agreement No. 6-1 162-DME-I 106R1, Aircraft Model Substitution.

e. Any considerations that may arise with the engine manufacturer, as a result of aircraft moved from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], will be the sole responsibility of the Customer.

5. All Rights Reserved.

Notwithstanding the foregoing contemplated actions, any and all such activities related to the Slide Aircraft are without prejudice to or waiver of any of Boeing's rights or claims under the

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GAC Inc.

Purchase Agreement, all of which are expressly reserved subject to the execution of die referenced new Supplemental Agreement.

6. Confidential Treatment

Customer and Boeing each understands that certain commercial and financial information contained in this Letter Agreement are considered by both Customer and Boeing as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters discussed above, please indicate your acceptance and approval below on or before [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], the date on which this offer will otherwise expire.

Very truly yours,

THE BOEING COMPANY

By

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: July 28, 2009

GAC INC

By:	/s/ :Leonardo Porciúncula Gomes Pereira	By:	/s/ Constantino de oliveira Junior
	CFO		President